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                                                                    EXHIBIT 32

                                  CERTIFICATION
                          PURSUANT TO 18 U.S.C. ss.1350

         In connection with the report on Form 10-Q of D.G. Liquidation, Inc. for the quarter ended January 31, 1999, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the registrant certifies pursuant to 18 U.S.C. Section 1350 that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: July 14, 2004                    /s/ Harold Blumenkrantz
                                        ---------------------------------------
                                        Harold Blumenkrantz, President and
                                        Chief Executive Officer

Dated: July 14, 2004                    /s/    Gerald  Koblin
                                        ---------------------------------------
                                        Gerald Koblin, Secretary,
                                        Treasurer and Chief  Financial and
                                        Accounting Officer